Exhibit 10.3

GUGGENHEIM CORPORATE FUNDING, LLC

135 E. 57th Street, 6th Floor

New York, New York 10022

Consent Letter

July 31, 2012

Energy & Exploration Partners, LLC

100 Throckmorton, Suite 1700

Fort Worth, TX 76102

Attn: Hunt Pettit

Re:	Credit Agreement dated as of June 26, 2012, by and among Energy & Exploration Partners, LLC (“Borrower”), Guggenheim Corporate Funding, LLC, as Administrative Agent (“Administrative Agent”) for the lenders from time to time party thereto (the “Lenders”), and the Lenders (as such Credit Agreement is from time to time amended, supplemented, restated or otherwise modified, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meaning given such terms in the Credit Agreement).

Dear Mr. Pettit:

You have advised us that Borrower requests that Administrative Agent and the Lenders consent to Borrower completing the Equity Transaction on a date after July 31, 2012, but no later than August 31, 2012 (the “Equity Transaction Time Frame”).

As evidenced by this Consent Letter (this “Letter”), Administrative Agent and the Lenders hereby consent to the Equity Transaction occurring in the Equity Transaction Time Frame (the “Specified Consent”). Notwithstanding anything herein to the contrary, the Equity Transaction shall not occur any later than August 31, 2012.

Except as specifically consented to herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents are, and remain, in full force and effect in accordance with their respective terms.

This Letter does not imply any obligation on the part of Administrative Agent or the Lenders, and neither Administrative Agent nor the Lenders shall be obligated, at any time, to grant further amendments, modifications, consents, or waivers.

The consent contained in this Letter is expressly limited to the Specified Consent, as further limited herein. Neither this Letter, nor any other actions taken by, or any inaction on the part of, Administrative Agent or the Lenders, shall be deemed to be (i) a waiver of any Default or Event of Default which exists or may exist hereafter, except as expressly provided herein, or (ii) a waiver of (or an agreement to forbear from exercising) any rights or remedies that Administrative Agent or the Lenders have pursuant to the Credit Agreement and applicable law by reason of any Default or Event of Default.

This Letter may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a copy of this Letter by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance hereof, will have the same effect as physical delivery of this Letter bearing the original signature.

THIS LETTER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed copy of this Letter, which shall become a binding agreement upon our receipt.

[Signature pages follow]

Sincerely,

ADMINISTRATIVE AGENT:

GUGGENHEIM CORPORATE FUNDING, LLC,

as Administrative Agent

By:	/s/ William Hagner
Name:	William Hagner
Title:	Senior Managing Director

THE LENDERS:

GUGGENHEIM ENERGY OPPORTUNITIES FUND, LP,

By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC,

its Investment Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

NZC GUGGENHEIM FUND LLC,

By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC,

its Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

SBC FUNDING, LLC,

By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC,

its Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Signature Page to Consent Letter

GUGGENHEIM LIFE AND ANNUITY COMPANY,

By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC,

its Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Signature Page to Consent Letter

AGREED TO AND ACCEPTED BY:

BORROWER:

ENERGY & EXPLORATION PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Hunt Pettit
Hunt Pettit
President, Secretary and Treasurer

Signature Page to Consent Letter